--------------------------------------------------------------------------------
                                  ANNUAL REPORT
--------------------------------------------------------------------------------

[Logo](R)
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)
--------------------------------------------------------------------------------

                                                            New England Tax Free
                                                         Income Fund of New York

                                                               [graphic omitted]
                                                                       Where
                                                                      The Best
                                                                        Minds
                                                                       Meet(R)

-----------------
DECEMBER 31, 1998
-----------------

                                                                  FEBRUARY 1999
--------------------------------------------------------------------------------
[Photo of Bruce R. Speca]

--------------------------------------------------------------------------------
"Research indicates that saving for retirement is the number one goal for investors. Yet, surprisingly often, investors behave like short-term traders looking for a quick score."
--------------------------------------------------------------------------------

In September 1998, I became President of New England Funds. As an 18-year veteran of the mutual fund industry, I was pleased and honored to accept this important post. In my first message to you, I hope to present what I believe you, our valued shareholders, really want to know and to offer it in a straightforward manner.

How did my fund perform?

There's no question that long-term performance is the bottom line of your investment program. With that in mind, please review the other sections of this report. You'll see your fund's performance and commentary from your fund manager that summarizes the fund's successes and shortcomings and the outlook for the year ahead.

Our assessment of New England Funds' overall performance in 1998 is that we had a solid, but not spectacular, year. While extremely pleased with both absolute and relative returns in many of our stock and bond portfolios, we were disappointed by the results of those equity funds that pursue a `value' rather than a `growth' strategy. Value stocks were largely ignored in 1998, as investors focused on very large, high visibility growth stocks (indeed, 45% of the gain in the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500")
- a market value-weighted, unmanaged index of common stock prices for 500 selected stocks - came from just 10 stocks!) and select technology companies.

Much of the underperformance in value-oriented funds can be attributed to market cycles, but we continue to pursue strategies to increase returns in these funds.

Can the stock market keep going up?

Like any winning streak, sooner or later the market will experience setbacks. Does that mean 1999 will see the last burst of energy from the bull market? It's easy to argue both sides of this question. Employment is high, inflation is low and economic growth is continuing. But corporate profits may start to lag and commodity prices, notably oil, are depressed around the world. The conclusion? Economists, like weathermen and other forecasters, can only hope to be right more often than they are wrong.

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

My Own Two Cents

All too often investors lament, "What I could have made if only . . ." instead of "What I actually made." But experience has taught me that the more important question is, "Did I stick with my investment program and make progress toward my financial goals?"

Research indicates that saving for retirement is the number one goal for investors. Yet, surprisingly often, investors behave like short-term traders looking for a quick score.

The mutual fund industry has become extremely complex, with more funds, new strategies and approaches to analyzing performance. What hasn't changed is your financial representative's primary objective: to help you sort it all out and increase your returns in line with your goals.

Your financial adviser can help you avoid being distracted by the daily noise and avoid what I view as the most important risk that investors face. It's the risk of not staying invested and possibly falling short of your long-term goals. Your adviser will help you stick with your investment program during periods of uncertainty.

One last thought: All of us at New England Funds appreciate the trust that you and your representative have placed in us. We look forward to serving you in the years ahead.

    Sincerely,

/s/ Bruce R. Speca

    Bruce R. Speca
    President and CEO


PROGRESS ON THE Y2K FRONT
--------------------------------------------------------------------------------
New England Funds has been and continues to engage in initiatives aimed at having our computer systems tested and ready to function capably for the Year 2000. We are insisting on the same standard from vendors whose systems must interact reliably with ours as well as from the subadvisers to our funds. We are monitoring their progress and pursuing assurances of their readiness. Our systems are being tested on a four-digit format (2000, not 00) and updated as needed to perform competently. Additionally, we are developing contingency plans to diminish the possibility of inconvenience related to Year 2000. Stay informed on our Year 2000 readiness by visiting our Web site at www.mutualfunds.com.

This material represents Year 2000 Readiness disclosure pursuant to the Year 2000 Information and Readiness Act.

--------------------------------------------------------------------------------
                  NEW ENGLAND TAX FREE INCOME FUND OF NEW YORK
--------------------------------------------------------------------------------

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 1998
--------------------------------------------------------------------------------

Putting Performance in Perspective
The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES

[A chart in the form of a line graph appears here illustrating the growth of a $10,000 investment in New England Intermediate Term Tax Free Fund of New York since inception 4/23/93 compared to the Lehman Municipal Index. The data points for this chart are as follows:

                     NAV            MSC         LEHMAN MUNI

4/23/93             $10,000        $ 9,575        $10,000
     93             $10,738        $10,282        $10,718
     94             $10,303        $ 9,865        $10,164
     95             $11,799        $11,298        $11,938
     96             $12,347        $11,822        $12,469
     97             $13,415        $12,844        $13,614
     98             $14,045        $13,448        $14,497


This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B share performance will differ from that shown based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvestment of distributions.

--------------------------------------------------------------------------------
                  NEW ENGLAND TAX FREE INCOME FUND OF NEW YORK
--------------------------------------------------------------------------------
                                        AVERAGE ANNUAL TOTAL RETURNS -- 12/31/98

   CLASS A (Inception 4/23/93)   1 YEAR             5 YEARS            SINCE INCEPTION
   Net Asset Value(1)             4.7%                 5.5%                 6.2%
   With Max. Sales Charge(2)      0.3                  4.6                  5.4
----------------------------------------------------------------------------------------------------
   CLASS B (Inception 9/13/93)   1 YEAR             5 YEARS            SINCE INCEPTION
   Net Asset Value(1)             3.9%                 4.7%                 4.5%
   With CDSC(3)                  -1.1                  4.4                  4.4
----------------------------------------------------------------------------------------------------
                                                                       SINCE FUND'S    SINCE FUND'S
                                                                          CLASS A        CLASS B
   COMPARATIVE PERFORMANCE                    1 YEAR       5 YEARS       INCEPTION      INCEPTION
   Lehman Municipal Bond Index(4)              6.5%          6.2%           6.8%          6.2%
   Lipper NY Municipal Debt Average(6)         5.6           5.2            5.9           5.2
   Morningstar Municipal NY Interm. Avg.(5)    5.1           4.6            5.2           4.7
----------------------------------------------------------------------------------------------------

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost.

As of May 1998, New England Intermediate Term Tax Free Fund of New York became New England Tax Free Income Fund of New York. The Fund's objective and strategy changed accordingly. Please see the Fund's prospectus for details.

                                                           YIELDS AS OF 12/31/98
--------------------------------------------------------------------------------
                                        CLASS A               CLASS B
   SEC 30-day Yield(7)                    4.0%                 3.4%
   NY State Taxable Equivalent Yield(8)   7.1                   6.1
   NY City Taxable Equivalent Yield(8)    7.5                   6.4
--------------------------------------------------------------------------------

This Fund waived certain fees and expenses during the period indicated and the Fund's average annual total return and yields would have been lower had these not been waived.

  NOTES TO CHARTS

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.
(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 2.5% at the time of purchase of Class A shares.
(3) With Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 5% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero six years after the purchase of shares.
(4) Lehman Municipal Bond Index is an unmanaged index of bonds issued by states, municipalities and other governmental entities having maturities of more than one year. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Class A since inception return is calculated from 9/30/93. Class B since inception return is calculated from 4/30/93.
(5) Morningstar Municipal New York Intermediate Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Morningstar Inc., an independent mutual fund ranking service. Class A since inception return is calculated from 4/30/93. Class B since inception return is calculated from 9/30/93.
(6) Lipper New York Municipal Debt Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper, Inc., an independent mutual fund ranking service. The Fund's investment category changed on 5/1/98 from Intermediate NY Municipal Debt to New York Municipal Debt. Class A since inception return is calculated from 4/30/93. Class B since inception return is calculated from 9/30/93.
(7) SEC Yield is based on the Fund's net investment income over a 30-day period and is calculated in accordance with Securities and Exchange Commission guidelines.
(8) Taxable equivalent yield is based on the maximum combined federal and New York state income tax bracket of 43.90% or the combined federal, New York State and New York City income tax bracket of 46.60%. The alternative minimum tax and some other federal and state taxes that may apply are not taken into account.

--------------------------------------------------------------------------------
                  NEW ENGLAND TAX FREE INCOME FUND OF NEW YORK
--------------------------------------------------------------------------------

                                 QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGER
--------------------------------------------------------------------------------

[Photo of James Welch]

James Welch
Back Bay Advisors, L.P.

Q. How did New England Tax Free Income Fund of New York perform over the past 12 months?

New England Tax Free Income Fund of New York delivered a total return of 4.72% for Class A shares at net asset value for the 12 months ending December 31, 1998. This included a $0.01 per share loss to $7.89 and the reinvestment of $0.37 per share in dividend distributions. In addition to its strong total return, your Fund continued to provide a high level of tax-free income during the year. On December 31, 1998, the Fund's 30-day SEC yield for Class A shares was 4.0%, which translates into a taxable equivalent yield of 7.1% based on the maximum combined federal and New York State income tax rate of 43.90%. For New York City residents in the maximum combined tax bracket of 46.60%, the taxable equivalent yield was 7.5%.

Q. What was the investment environment for New York municipal bonds during the period?

The investment environment during the period was extremely positive. Investors benefited from favorable economic and interest rate climates at the national level; and in New York, from continued economic strength and improving fiscal conditions. In addition, as an asset class, municipal bonds paid out extremely attractive income relative to taxable bonds in 1998. During the year, the yields paid by municipal bonds were as high as 95% to 100% of the yields of equivalent taxable bonds. This meant that on an after-tax basis, municipal bond investors received more income than they would have received from taxable bonds of comparable quality and maturity. Historically, municipal bond yields have averaged about 85% of equivalent taxable bond yields.

During the year, the nation's favorable economic and interest rate environment supported municipal bond prices. Moderate-to-strong economic growth and continued minimal inflation in the United States paved the way for low interest rates. The Federal Reserve Board cut short-term interest rates three times in the fall of 1998 -- for a total of 0.75% -- to stimulate the economy, and as a result, the domestic stock markets. The combination of a sound economy and low interest rates improved the fiscal health and creditworthiness of many municipalities. Economic strength helped generate higher tax revenues, increasing the cash flow of many state and local governments. Further, low interest rates often allowed municipalities to refinance existing debt at more attractive levels, thus lowering their borrowing costs.

Municipal bonds generally suffered from greater supply than demand, however. Investors mainly directed cash to U.S. Treasury securities and the stock market. In the summer of 1998, investor concerns about the stability of global economies and financial market fueled a "flight-to-quality" characterized by extraordinary demand for those securities considered to have the highest degree of safety and liquidity. Typically, demand (both domestic and international) is greatest for the most recently issued U.S. Treasury securities. As a result, the prices of Treasury securities rose, driving down yields. Increased demand also drove municipal bond prices up -- pushing yields lower -- but less dramatically than U.S. Treasuries. While they are tax advantaged, the generally lower-yielding nature of municipal bonds appeals to a smaller investor audience -- meaning less widespread demand and therefore less price pressure.

CREDIT QUALITY COMPOSITION -- 12/31/98
--------------------------------------------------------------------------------

                    AAA                 18.5%
                    AA                  11.2%
                    A                   25.5%
                    BBB                 40.3%
                    BB/Other             4.5%

Quality is based on ratings aupplied by Standard & Poor's.

Portfolio holdings are subject to change.

AVERAGE CREDIT QUALITY = A         AVERAGE MATURITY = 14 YEARS


In New York, the economy thrived and the financial health of state and local governments improved, setting the stage for rising bond prices. Continued success on Wall Street and revenue growth in New York-based Fortune 500 companies fueled the state's economic engine, adding to municipal tax receipts. Tax-exempt bond issuance remained heavy in New York, feeding demand and keeping the state's municipal bond yields at attractive levels. The year's most notable deal was a $3.5 billion municipal bond package issued by Long Island Power Authority (LIPA). The LIPA deal came to market in the spring of 1998 and was the largest municipal bond issue in tax-exempt history.

Q. How did you manage the Fund in this environment?

We emphasized quality and income, while taking advantage of a change in the Fund's objective and investment strategy that enabled us to invest in longer-term maturities. Prior to this change on 5/1/98, the Fund was restricted to investing in bonds with intermediate-term maturities. We believe the added flexibility improves the Fund's ability to generate greater income and increases the potential for price appreciation. As of December 31, 1998, the Fund's average credit quality was A, average maturity was 14 years (longer than the 9-year average maturity at mid-year) and duration stood at 6.8 years.

Duration and average maturity are two measures of a bond's price sensitivity to interest rate changes. In general, the longer a bond's duration or average maturity, the greater potential for price appreciation when interest rates fall and conversely, the greater the risk of price loss when interest rates rise. During 1998 when interest rates generally fell, the portfolio's longer duration and average maturity enhanced the Fund's total return. We emphasized higher-rated bonds throughout the year, believing that they provided the most attractive relative value. Lower-rated, and therefore higher-yielding, bonds offered minimal yield advantage. In this environment, we took the opportunity to upgrade the quality of the Fund's holdings while sacrificing only negligible yield. While we watched for attractive relative value in all sectors, we focused primarily on New York general obligation bonds to capitalize on the positive economic and fiscal conditions in the state. The Fund's higher-rated holdings also helped offset some of the increased interest rate risk that comes with lengthening average maturity and duration.

Q. What is your outlook for New York municipal bonds over the next few months?

We think New York municipal bonds should be solid performers. We expect many of the trends that have been positive for bonds -- including moderate economic growth and minimal inflation -- to continue. This should bode well for the fiscal conditions of municipalities. Further, while there have been considerable improvements in the stability of global economies and financial markets, we think both the Federal Reserve Board and investors will monitor the situation closely and proceed with extreme caution. Therefore, we expect interest rates to remain low.

The uncertainties and concerns of 1998 reinforced the value of high-quality, liquid investments in a well-rounded investor portfolio. Municipal bonds generated competitive tax-free income and solid returns over the past 12 months. The performance of municipal bonds was particularly attractive considering the low level of inflation -- meaning more "real income" in investors' pockets -- and municipal bonds' tax-advantaged status.

As we head into 1999, we look forward to the continuation of positive economic and interest rate conditions for fixed-income investors. Against this backdrop, we think municipal bonds will continue to offer attractive yields and could outperform U.S. Treasuries in the coming months.

A portion of income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax. U.S. Treasury bills and U.S. government bonds fluctuate in value, but they are guaranteed as to the timely payment of interest and, if held to maturity, provide a guaranteed return of principal. The opinions expressed are those of the portfolio manager and are subject to change. The occurrence of forecasted events and predictions is not certain and cannot be assured. See the Fund's prospectus for more complete information.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
Investments as of December 31, 1998

TAX EXEMPT OBLIGATIONS--100.6% OF TOTAL NET ASSETS

                                                                 RATINGS (c)
                                                                 (UNAUDITED)
                                                            ----------------------
  FACE                                                                   STANDARD
  AMOUNT    ISSUER                                          MOODY'S      & POOR'S       VALUE (a)
----------------------------------------------------------------------------------------------------
            GUAM--8.4%
$1,000,000  Guam Airport Authority, 6.400%, 10/01/2005        --           BBB          $  1,086,100
   500,000  Guam Airport Authority, 6.600%, 10/01/2010 .      --           BBB               549,240
   500,000  Guam Housing Corp. Single Family, 5.750%,
              9/01/2031  ...............................      --           AAA               542,120
                                                                                        ------------
                                                                                           2,177,460
                                                                                        ------------
            NEW YORK--71.8%
   250,000  Albany Housing Authority, 6.250%,
              10/01/2012 ...............................     Baa1           --               280,108
   205,000  Metropolitan Transportation Authority,
              5.500%, 7/01/2017 ........................     Baa1          BBB+              219,325
   475,000  Metropolitan Transportation Authority,
              5.750%, 7/01/2008 ........................     Baa1          BBB+              526,623
   500,000  Metropolitan Transportation Authority,
              7.125%,7/01/2009  ........................     Baa1          BBB+              558,735
 1,000,000  New York City Industrial Development Agency,
              5.750%, 10/01/2036  ......................     Baa3          BBB-            1,028,290
   450,000  New York City Industrial Development Civic,
              6.000%, 8/01/2007 ........................     Baa3           --               494,518
   250,000  New York City Municipal Water, 7.000%,
              6/15/2009 ................................      A1            A                268,153
   250,000  New York City Municipal Water, Pre-refunded,
              7.000%, 6/15/2009  .......................      --            A                271,675
   500,000  New York General Obligation, 7.000%,
              8/01/2006 ................................      A3            A-               584,305
   500,000  New York General Obligation, 7.250%,
              8/15/2007 ................................      A3            A-               600,770
 1,000,000  New York City Municipal Water Finance,
              4.750%, 6/15/2025  .......................      A1            A                945,300
 1,170,000  New York City Transitional, 5.000%,
              8/15/2027 ................................      Aa3           AA             1,154,158
   500,000  New York State Dorm. Authority, 5.750%,
              7/01/2007  ...............................     Baa1          BBB+              549,600
   500,000  New York State Dorm. Authority, 5.750%,
              7/01/2013  ...............................     Baa1          BBB+              550,830
   500,000  New York State Dorm. Authority, 6.000%,
              7/01/2006 ................................     Baa1          BBB+              554,250
   500,000  New York State Dorm. Authority, 6.500%,
              8/15/2011  ...............................      A3            A-               590,620
   500,000  New York State Local Government Assistance
              Pre-refunded, 7.250%, 4/01/2007  .........      Aaa           --               547,500
   500,000  New York State Mortgage Revenue, 6.250%,
              4/01/2010  ...............................      Aa2           --               540,390
 1,000,000  New York State Urban Development Corp.,
              5.000%, 4/01/2018                              Baa1          BBB+              982,940
 1,000,000  New York State Urban Development Corp.,
              Zero Coupon, 4/01/2013  ..................      Aaa          AAA               511,150
 1,000,000  New York State Urban Development Corp.,
              5.000%, 1/01/2025                              Baa1          BBB+              970,280
   290,000  New York, Pre-refunded, 8.000%, 8/01/2003  .      Aaa          AAA               324,626
 1,065,000  New York, Pre-refunded, 8.400%, 11/15/2008
              (d) ......................................      Aaa          AAA             1,215,453
   500,000  Oneida Herkimer, 6.650%, 4/01/2005  ........     Baa3           --               561,665
 1,000,000  Onondaga County Industrial Development
              Agency, 9.000%, 10/01/2007  ..............      --            A              1,332,270
 1,000,000  Port Authority New York & New Jersey,
              7.000%, 10/01/2007 .......................      --            --             1,164,700
   540,000  Triborough Bridge & Tunnel Authority,
              6.000%, 1/01/2012 ........................      Aa3           A+               621,880
   500,000  Triborough Bridge & Tunnel Authority,
              6.625%, 1/01/2012 ........................      Aa3           A+               597,620
                                                                                        ------------
                                                                                          18,547,734
                                                                                        ------------
            PUERTO RICO--16.6%
   500,000  Electric Power Authority, 5.900%, 7/01/2003      Baa1          BBB+              540,575
   500,000  Puerto Rico Commonwealth, 4.750%, 7/01/2023      Baa1           A                476,350
   300,000  Puerto Rico Commonwealth Aqueduct & Sewer
              Authority, 10.250%, 7/01/2009 ............      Aaa          AAA               409,017
   600,000  Puerto Rico Commonwealth Aqueduct & Sewer
              Authority, 6.250%, 7/01/2012  ............     Baa1           A                700,644
 1,000,000  Puerto Rico Commonwealth Highway &
              Transportation, 5.945%, 7/01/2004  .......     Baa1          A1+             1,126,920
 1,000,000  Puerto Rico Electric Power Authority,
              5.500%, 7/01/2020  .......................     Baa1          BBB+            1,032,430
                                                                                        ------------
                                                                                           4,285,936
                                                                                        ------------
            US VIRGIN ISLANDS--3.8%
   910,000  US Virgin Islands Public Finance Authority,
              7.750%, 10/01/2006 .......................      --            --               993,456
                                                                                        ------------
            Total Tax Exempt Obligations
              (Identified Cost $24,489,197)  ...........                                  26,004,586
                                                                                        ------------
            Total Investments--100.6% (Identified Cost
              $24,489,197) (b) .........................                                  26,004,586
            Other assets less liabilities  .............                                    (156,135)
                                                                                        ------------
            Total Net Assets--100%  ....................                                $ 25,848,451
                                                                                        ============

(a)See Note 1a of Notes to Financial Statements.
(b)Federal Tax Information: At December 31, 1998 the net unrealized appreciation on investments based on cost of $24,489,197 for federal income tax purposes was as follows:
   Aggregate gross unrealized appreciation for all investments in
   which there is an excess of value over tax cost .........................            $ 1,529,790
   Aggregate gross unrealized depreciation for all investments in
   which there is an excess of tax cost over value .........................                (14,401)
                                                                                        -----------
   Net unrealized appreciation .............................................            $ 1,515,389
                                                                                        ===========
   As of December 31, 1998, the Fund had a capital loss carryforward of $275,736 which expires December 31, 2002. This may be available to offset future capital gains, if any, to the extent provided by regulations.
(c)The ratings shown are believed to be the most recent ratings available at December 31, 1998. Securities are generally rated at the time of issuance. The rating agencies may revise their ratings from time to time. As a result there can be no assurance that the same ratings would be assigned if the securities were rated at
   December 31, 1998. The Fund's sub-advisor independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.
(d)At December 31, 1998, a portion of this security has been segregated as collateral in connection with the Fund's derivative instruments.

                See accompanying notes to financial statements.

---------------------------------------------------------------------------------------------------
                                  STATEMENT OF ASSETS & LIABILITIES
---------------------------------------------------------------------------------------------------
December 31, 1998

ASSETS
  Investments at value (Identified cost $24,489,197) ..........                         $26,004,586
  Receivable for:
    Accrued interest ..........................................                             476,134
    Due from investment adviser ...............................                              48,332
                                                                                        -----------
                                                                                         26,529,052
LIABILITIES
  Payable for:
    Due to custodian bank .....................................      $538,452
    Fund shares redeemed ......................................        46,100
    Dividends declared ........................................        17,211
  Accrued expenses:
    Deferred trustees' fees ...................................         6,009
    Accounting and administrative .............................         1,769
    Other expenses ............................................        71,060
                                                                     --------
                                                                                            680,601
                                                                                        -----------
NET ASSETS ....................................................                         $25,848,451
                                                                                        ===========
  Net Assets consist of:
    Capital paid in ...........................................                         $25,165,189
    Distributions in excess of net investment income ..........                              (3,183)
    Accumulated net realized gains (losses) ...................                            (828,944)
    Unrealized appreciation (depreciation) on investments .....                           1,515,389
                                                                                        -----------
NET ASSETS ....................................................                         $25,848,451
                                                                                        ===========
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($22,775,929 divided by 2,886,818 shares of beneficial
    interest) .................................................                               $7.89
                                                                                              =====
Offering price per share (100/95.75 of $7.89) .................                               $8.24*
                                                                                              =====
Net asset value and offering price of Class B shares
  ($3,072,522 divided by 390,455 shares of
  beneficial interest) ........................................                               $7.87**
                                                                                              =====

* Based upon single purchases of less than $50,000.
  Reduced sales charges apply for purchases in excess of this amount. **Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.



                 See accompanying notes to financial statements.

----------------------------------------------------------------------------------------------------
                                       STATEMENT OF OPERATIONS
----------------------------------------------------------------------------------------------------
Year Ended December 31, 1998

INVESTMENT INCOME
  Interest ......................................................                         $1,270,012
                                                                                          ----------
  Expenses
    Management fees .............................................      $119,572
    Service fees - Class A ......................................        50,031
    Service and distribution fees - Class B .....................        27,632
    Trustees' fees and expenses .................................         6,391
    Accounting and administrative ...............................        19,015
    Custodian ...................................................        64,940
    Transfer agent ..............................................        71,319
    Audit and tax services ......................................        27,200
    Legal .......................................................         1,587
    Printing ....................................................        23,447
    Registration ................................................        17,919
    Amortization of organization expenses .......................         2,905
    Miscellaneous ...............................................         5,072
                                                                       --------
  Total expenses ................................................       437,030
  Less expenses waived and assumed by the investment adviser and
    subadviser ..................................................      (222,713)             214,317
                                                                       --------
                                                                                          ----------
  Net investment income .........................................                          1,055,695
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  WRITTEN OPTIONS AND FUTURES CONTRACTS
  Realized gain (loss) on:
    Investments - net ...........................................       265,872
    Futures contracts - net .....................................       (21,815)
    Written options contracts - net .............................      (220,290)
                                                                       --------
  Total realized gain (loss) on investments .....................        23,767
                                                                       --------
  Unrealized appreciation (depreciation) on:
    Investments - net ...........................................       (50,454)
                                                                       --------
  Net gain (loss) on investment transactions ....................                            (26,687)
                                                                                          ----------
  NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .........                         $1,029,008
                                                                                          ==========

                See accompanying notes to financial statements.

-----------------------------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                                                     -----------------------------
                                                                      1997                  1998
                                                                     ------                ------
FROM OPERATIONS
  Net investment income .....................................     $  1,063,036          $  1,055,695
  Net realized gain (loss) on investments, written options
    and futures transactions ................................          (95,866)               23,767
  Unrealized appreciation (depreciation) on investments,
    written options and futures transactions ................          843,923               (50,454)
                                                                  ------------          ------------
  Increase (decrease) in net assets from operations .........        1,811,093             1,029,008
                                                                  ------------          ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A .................................................         (979,795)             (950,474)
    Class B .................................................         (104,938)             (110,364)
                                                                  ------------          ------------
                                                                    (1,084,733)           (1,060,838)
                                                                  ------------          ------------
  Increase (decrease) in net assets derived from capital
    share transactions ......................................        1,515,584             2,629,894
                                                                  ------------          ------------
  Total increase (decrease) in net assets ...................        2,241,944             2,598,064

NET ASSETS
  Beginning of the year .....................................       21,008,443            23,250,387
                                                                  ------------          ------------
  End of the year ...........................................     $ 23,250,387          $ 25,848,451
                                                                  ============          ============
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME
  End of the year ...........................................        $  (9,025)            $  (3,183)
                                                                     =========             =========

                See accompanying notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------
                                                     FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------

                                                                              CLASS A
                                           ----------------------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                           ----------------------------------------------------------------------------------
                                                  1994               1995             1996            1997            1998
                                                 ------             ------           ------          -------        --------
Net Asset Value, Beginning of Year ....           $7.76                $7.07           $7.68           $7.64           $7.90
                                                  -----                -----           -----           -----           -----
Income From Investment Operations
Net Investment Income .................            0.37                 0.38            0.39            0.37            0.37
Net Realized and Unrealized Gain (Loss)
  on Investments ......................           (0.68)                0.62           (0.05)           0.27           (0.01)
                                                  -----                -----           -----           -----           -----
Total From Investment Operations ......           (0.31)                1.00            0.34            0.64            0.36
                                                  -----                -----           -----           -----           -----
Less Distributions
Distributions From Net Investment
  Income ..............................           (0.38)               (0.39)          (0.38)          (0.38)          (0.37)
                                                  -----                -----           -----           -----           -----
Total Distributions ...................           (0.38)               (0.39)          (0.38)          (0.38)          (0.37)
                                                  -----                -----           -----           -----           -----
Net Asset Value, End of Year ..........           $7.07                $7.68           $7.64           $7.90           $7.89
                                                  =====                =====           =====           =====           =====
Total Return (%) (b) ..................            (4.1)                14.5             4.6             8.7             4.7
Ratio of Operating Expenses to Average
  Net Assets (%) (a) ..................            0.70                 0.70            0.75            0.85            0.85
Ratio of Net Investment Income to
  Average Net Assets (%) ..............            5.13                 5.18            5.15            4.88            4.73
Portfolio Turnover Rate (%) ...........             219                  155              99              40             158
Net Assets, End of Year (000) .........         $15,875              $16,388         $18,854         $20,527         $22,776

(a) The ratio of operating expenses to
    average net assets without giving
    effect to voluntary expense
    limitations described in Note 4 to
    the Financial Statements would have
    been (%) ..........................            1.79                 1.88            1.93            1.84            1.83
(b) A sales charge is not reflected in
    total return calculations.

                See accompanying notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------
                                          FINANCIAL HIGHLIGHTS -- continued
-----------------------------------------------------------------------------------------------------------------------------

                                                                              CLASS B
                                           ----------------------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                           ----------------------------------------------------------------------------------
                                                  1994                  1995            1996           1997            1998
                                                 ------                ------          ------         -------        --------
Net Asset Value, Beginning of Year ....           $7.76                $7.06           $7.67           $7.62           $7.88
                                                  -----                -----           -----           -----           -----
Income From Investment Operations
Net Investment Income ......................       0.32                 0.33            0.34            0.32            0.31
Net Realized and Unrealized Gain (Loss) on
  Investments ..............................      (0.69)                0.62           (0.06)           0.27           (0.01)
                                                  -----                -----           -----           -----           -----
Total From Investment Operations ...........      (0.37)                0.95            0.28            0.59            0.30
                                                  -----                -----           -----           -----           -----
Less Distributions
Distributions From Net Investment Income ...      (0.33)               (0.34)          (0.33)          (0.33)          (0.31)
                                                  -----                -----           -----           -----           -----
Total Distributions ........................      (0.33)               (0.34)          (0.33)          (0.33)          (0.31)
                                                  -----                -----           -----           -----           -----
Net Asset Value, End of Year ...............      $7.06                $7.67           $7.62           $7.88           $7.87
                                                  =====                =====           =====           =====           =====

Total Return (%) (b) .......................       (4.9)                13.7             3.7             7.9             3.9
Ratio of Operating Expenses to Average Net
  Assets (%) (a) ...........................       1.45                 1.45            1.50            1.60            1.60
Ratio of Net Investment Income to Average
  Net
  Assets (%) ...............................       4.38                 4.43            4.40            4.13            3.98
Portfolio Turnover Rate (%) ................        219                  155              99              40             158
Net Assets, End of Year (000) ..............     $1,152               $1,718          $2,154          $2,724          $3,073

(a) The ratio of operating expenses to
    average net assets without giving effect
    to voluntary expense limitations
    described in Note 4 to the Financial
    Statements would have been (%) .........       2.54              2.63             2.68            2.59            2.58
(b) A contingent deferred sales charge is
    not reflected in total return
    calculations.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1998

1. The Fund is a series of New England Funds Trust II, a Massachusetts business trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks as high a level of current income exempt from federal income tax and New York personal income tax. The Declaration of Trust permits the trustees to issue an unlimited number of shares of the Trust in multiple series (each series of shares is a "Fund").

The Fund offers both Class A and Class B shares. Class A shares are sold with a maximum front end sales charge of 4.25%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Expenses of the Fund are borne pro rata by the holders of both classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service selected by the fund's subadviser, authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Interest income is recorded on the accrual basis. Interest income is increased by the accretion of original issue discount. Interest income is reduced by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. OPTIONS. The Fund uses options to hedge against changes in the values of securities the Fund owns or expects to purchase. Writing puts and buying calls tends to increase the Fund's exposure to the underlying instrument and writing calls or buying puts tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

For options purchased to hedge the Fund's investments, the potential risk to the Fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to premium initially paid for the option. For options written by the Fund, the maximum loss is not limited to the premium initially received for the option.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over the counter are valued using prices supplied by dealers.

D. INTEREST RATE FUTURES CONTRACTS. The Fund may enter into interest rate futures contracts to hedge against changes in the values of tax exempt municipal securities the Fund owns or expects to purchase. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price (or to deliver an amount of cash) on a future date. Upon entering into such a contract, the purchasing Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The potential risk to the Fund is that the change in value of futures contracts primarily corresponds with the value of underlying instruments which may not correspond to the change in the value of the hedged instruments. In addition, there is a risk that the fund may not be able to close out its futures positions due to an illiquid secondary market.

E. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily to shareholders of record and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate to differing treatments for trustee fees. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid in capital.

G. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price including interest. The subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

H. ORGANIZATION EXPENSE. Costs incurred in 1993 in connection with the Fund's organization and initial registration amounted to $27,000 and were paid and were amortized over 60 months.

2. PURCHASE AND SALES OF SECURITIES. For the year ended December 31, 1998 purchases and sales of securities (excluding short-term investments) were $38,828,526 and $35,587,490, respectively.

Transactions in written options for the year ended December 31, 1998 are summarized as follows:

                                               WRITTEN OPTIONS
                                        -----------------------------
                                          NUMBER OF       PREMIUMS
                                          CONTRACTS       RECEIVED
                                          ---------       --------

Open at December 31, 1997                      0            $      0
Contracts opened                            (375)           (171,447)
Contracts closed                             375             171,447
                                             ---            --------
Open at December 31, 1998                      0            $      0
                                             ===            ========

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Fund Management, L.P. ("NEFM") at the annual rate of 0.525% of the first $200 million of the Fund's average daily net assets, 0.50% of the next $300 million and 0.475% of such assets in excess of $500 million. NEFM pays the Fund's investment subadviser, Back Bay Advisors, L.P. ("Back Bay Advisors") at the rate of 0.2625% of the first $200 million of the Fund's average daily net assets, 0.25% of the next $300 million and 0.2375% of such assets in excess of $500 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Back Bay Advisors are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest"), formerly known as New England Investment Companies, L.P., which is a subsidiary of Metropolitan Life Insurance Company ("MetLife"). Fees earned by NEFM and Back Bay Advisors under the management agreement in effect during the year ended December 31, 1998 are as follows:

FEES EARNED
----------
$59,786(a)                  NEFM
$59,786(a)                  Back Bay Advisors

(a) Before reduction pursuant to voluntary expense limitations. See Note 4. The effective management fee for the year ended December 31, 1998 was 0.53%.

B. ACCOUNTING AND ADMINISTRATION EXPENSE. New England Funds L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting and financial reporting functions and related clerical functions relating to the Fund, and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1998 these expenses amounted to $19,015 and are shown separately in the financial statements as accounting and administrative.

C. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and a Service and Distribution Plan relating to the Fund's Class B shares (the "Class B Plan").

Under the Class A Plan, the Fund pays New England Funds, L.P. ("New England Funds") a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1998, the Fund paid New England Funds $50,031 in fees under the Class A Plan. If the expenses of New England Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward into 1999 is $222,162.

Under the Class B Plan, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1998, the Fund paid New England Funds $6,908 in service fees under the Class B Plan.

Also under the Class B Plan, the Fund pays New England Funds a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B shares. For the year ended December 31, 1998, the Fund paid New England Funds $20,724 in distribution fees under the Class B Plan.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors of shares of the Fund during the year ended December 31, 1998 amounted to $42,239.

D. TRANSFER AGENT FEES. New England Funds Service Corporation ("NEFSCO") is the transfer and shareholder servicing agent to the Fund and Boston Financial Data Services serves as a sub-transfer agent for the Fund. For the year ended December 31, 1998, the Fund paid NEFSCO $28,734 as compensation for its services in that capacity. For the year ended December 31, 1998, the Fund received $481 in transfer agent credits. The transfer agent expense in the Statement of Operations is net of these credits.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, NEFSCO, Nvest or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

        Annual Retainer                                       $137
        Meeting Fee                                            152/meeting
        Annual Committee Member Retainer                        21
        Annual Committee Chairman Retainer                      14

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have had, had it been invested in the Fund on the normal payment date.

4. EXPENSE LIMITATIONS. Effective September 1, 1996 until further notice to the Fund, Back Bay Advisors and NEFM have voluntarily agreed to reduce management fees in order to limit the Fund's expenses to an annual rate of 0.85% of the Fund's Class A average daily net assets and 1.60% of Class B average daily net assets. Prior to September 1, 1996 Back Bay Advisors and NEFM voluntarily agreed to reduce management fees in order to limit the Fund's expenses to an annual rate of 0.70% of the Fund's Class A average daily net assets and effective September 13, 1993, 1.45% of Class B average daily net assets. As a result of the Fund's expenses exceeding the foregoing voluntary limitation during the year ended December 31, 1998 Back Bay Advisors waived its entire management fee of $59,786 and NEFM waived its entire management fee of $59,786. In addition NEFM reimbursed the Fund $103,141 for expenses which exceeded the management fee waiver.

5. CONCENTRATION OF CREDIT. The Fund primarily invests in debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of New York municipal securities than is a comparable municipal bond fund that is not as concentrated. Uncertain economic and fiscal conditions may affect the ability of issuers of New York municipal securities to meet their financial obligations. The Fund had the following industry concentrations in excess of 10% on December 31, 1998 as a percentage of the Fund's total net assets:
Airport, Bridges and Tunnels (16 0%.), Pre-Refunded/Escrows (10.7%), Utilities (10.5%) and General Obligations (10.1%).

6. CAPITAL SHARES. At December 31, 1998 there was an unlimited number of shares of beneficial interest authorized, divided into two classes. Class A and Class B capital stock. Transactions in capital shares were as follows:

                                                        YEAR ENDED                      YEAR ENDED
                                                    DECEMBER 31, 1997               DECEMBER 31, 1998
                                              ------------------------------  ------------------------------
CLASS A                                          SHARES          AMOUNT          SHARES          AMOUNT
-------                                       ------------   --------------   ------------   --------------
Shares sold ................................       454,808       $3,505,929        631,516       $4,983,346
Shares issued in connection with the reinvestment of:
  Distributions from net investment income .        93,317          722,397         88,941          699,634
                                                 ---------       ----------       --------       ----------
                                                   548,125        4,228,326        720,457        5,682,980
Shares repurchased .........................      (415,593)      (3,192,971)      (433,512)      (3,403,567)
                                                 ---------       ----------       --------       ----------
Net increase ...............................       132,532       $1,035,355        286,945       $2,279,413
                                                 ---------       ----------       --------       ----------

                                                        YEAR ENDED                      YEAR ENDED
                                                    DECEMBER 31, 1997               DECEMBER 31, 1998
                                              ------------------------------  ------------------------------
CLASS B                                          SHARES          AMOUNT          SHARES          AMOUNT
-------                                       ------------   --------------   ------------   --------------
Shares sold ................................       115,852       $  891,524        129,606       $1,015,042
Shares issued in connection with the reinvestment of:
  Distributions from net investment income .         9,940           76,802          9,504           74,568
                                                 ---------       ----------       --------       ----------
                                                   125,792          968,326        139,110        1,089,610
Shares repurchased .........................       (62,625)        (488,097)       (94,462)        (739,129)
                                                 ---------       ----------       --------       ----------
Net increase ...............................        63,167       $  480,229         44,648       $  350,481
                                                 ---------       ----------       --------       ----------
Increase derived from capital shares
  transactions .............................       195,699       $1,515,584        331,593       $2,629,894
                                                 ---------       ----------       --------       ----------

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of New England Funds Trust II and the Shareholders of NEW ENGLAND TAX FREE INCOME FUND OF NEW YORK

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the New England Tax Free Income Fund of New York (formerly Intermediate Term Tax Free Fund of New York, the "Fund"), a series of New England Funds Trust II, at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 15, 1999

                                              GLOSSARY FOR MUTUAL FUND INVESTORS
-------------------------------------------------------------------------------

TOTAL RETURN - The change in value of a mutual fund investment over a specific time period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

INCOME DISTRIBUTIONS - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

CAPITAL GAINS DISTRIBUTIONS - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year.

YIELD - The rate at which a fund pays income. Yield calculations for 30-day periods are standardized among mutual funds, based on a formula developed by the Securities and Exchange Commission.

MATURITY - Refers to the period of time before principal repayment on a bond is due. A bond fund's "average maturity" refers to the weighted average of the maturities of all the individual bonds in the potfolio.

DURATION - A measure, stated in years, of a bond's sensitivity to interest rates. Duration is a means to directly compare the volatility of different instruments. As a general rule, for every 1% move in interest rates, a bond is expected to fluctuate in value as indicated by its duration. For example, if interest rates fall by 1%, a bond with a duration of 4 years should rise in value 4%. Conversely, the bond should decline 4% if interest rates rise 1%.

TREASURIES - Negotiable debt obligations of the U.S. government, secured by its full faith and credit. The income from Treasury securities is exempt from state and local income taxes but not from federal income taxes. There are three types of Treasuries: Bills (maturity of 3-12 months), Notes (maturity of 1-10 years) and Bonds (maturity of 10-30 years).

MUNICIPAL BOND - A debt security issued by a state or municipality to finance public expenditures. Interest payments are exempt from federal taxes and, in most cases, from state and local income taxes. The two main types are general obligation (GO) bonds, which are backed by the full faith and credit and taxing powers of the municipality; and revenue bonds, supported by the revenues from a municipal enterprise, such as airports and toll bridges.

--------------------------------------------------------------------------------
                              SAVING FOR RETIREMENT
--------------------------------------------------------------------------------
AN EARLY START CAN MAKE A BIG DIFFERENCE

With today's lengthening life spans, you may be retired for 20 years or more after you complete your working career. Living these retirement years the way you've dreamed of will require considerable financial resources. while it's never too late to start a retirement savings program, it's certainly never too early: The sooner you begin, the longer the time your money has to grow.

The chart below illustrates this point dramatically. One investor starts at age 30, saves for just 10 years, then leaves the investment to grow. The second investor starts 10 years later but saves much longer -- for 25 years, in fact. Can you guess which investor accumulates the greater retirement nest egg? For the answer, look at the chart.

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                    AN EARLY START CAN MAKE A BIG DIFFERENCE
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[A chart in the form of a line graph appears here, comparing the growth of investments made for 10 years by an investor who begins investing at age 30 to the growth of investments made for twenty-five years by an investor who begins investing at age 40. A hypothetical appreciation of 10% is assumed. The data points from the graph are as follows:]

Investor A - Begins investing at age 30 for 10 years:
Age                                                        Growth of Investments
30                                                                        $2,000
35                                                                       $15,431
40                                                                       $35,062
45                                                                       $90,943
55                                                                      $146,464
60                                                                      $235,882
65                                                                      $379,890


Investor B - Begins investing at age 40 for 25 years:
Age                                                        Growth of Investments
40                                                                        $2,000
45                                                                       $15,431
50                                                                       $37,062
55                                                                       $71,899
60                                                                      $128,005
65                                                                      $216,364

Assumes 10% hypothetical appreciation. For illustrative purposes only and not indicative of future performance of any New England Fund.

Investor A invested $20,000, less than half of Investor B's commitment -- and for less than half the time. Yet Investor A wound up with a much greater retirement nest egg. The reason? It's all thanks to an early start.

New England Funds has prepared a number of informative retirement planning guides. Call your financial representative or New England Funds today, and ask for the guide that best fits your personal needs.

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                               NEW ENGLAND FUNDS
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                             LARGE-CAP EQUITY FUNDS
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                 (formerly Adjustable Rate U.S. Government Fund)
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                (formerly Intermediate Term Tax Free Fund of NY)
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                    To learn more, and for a free prospectus,
                     contact your financial representative.

              Visit our World Wide Web site at www.mutualfunds.com
                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

           This material is authorized for distribution to prospective investors when it is preceded or
                  accompanied by the Fund's current prospectus,
             which contains information about distribution charges,
              management and other items of interest. Investors are
           advised to read the prospectus carefully before investing.

           New England Funds, L.P., and other firms selling shares of
          New England Funds are members of the National Association of
           Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives.
              Investors may obtain a copy by contacting the NASD at
                  800-289-9999 or by visiting their Web site at
                                 www.NASDR.com.

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